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                                                                    EXHIBIT 23.2



                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Verio Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                             /s/ KPMG LLP
                                                 KPMG LLP

Denver, Colorado
May 11, 2000